Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Income
Net realized gains (losses) on redemptions and sales of gold and silver bullion (note 6)	$ 29,166	$ 24,121
Change in unrealized gains (losses) on gold and silver bullion (note 6)	300,065	(448)
Other income	145	51
	329,376	23,724
Expenses
Management fees (note 8)	16,430	15,568
Bullion storage fees	1,943	1,810
Sales tax	1,510	1,047
Unitholder reporting costs	270	162
Listing and regulatory filing fees	213	100
Legal fees	157	56
Audit fees	155	96
Administrative fees	149	137
Independent Review Committee fees	11	10
Trustee fees	4	4
Custodial fees	2	1
Net foreign exchange losses (gains)	(4)	6
	20,840	18,997
Net income (loss) and comprehensive income (loss)	$ 308,536	$ 4,727
Weighted average number of Units	214,594,708	217,714,815
Increase (decrease) in total equity from operations per Unit	$ 1.44	$ 0.02